SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                               DYNAMIC HOMES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transactions applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:

          NOTICE OF 2000 ANNUAL MEETING OF SHAREHOLDERS, JUNE 26, 2000


The Annual Meeting of Shareholders of Dynamic Homes, Inc., (the "Company") will be held Monday, June 26, 2000, at 10:00 a.m. at the Holiday Inn Motel, Detroit Lakes, Minnesota for the following purposes:

         1. To elect directors for a term of one (1) year and until the successor of each shall have been duly elected and qualified.

         2. To consider and vote upon a proposal to ratify the election of Eide Bailly, LLP, as independent public accountants for the Company, for the fiscal year ending December 30, 2000.

         3. To transact such other business as may properly come before the meeting or any adjournments thereof.

These items are more fully described in the following Proxy Statement which is hereby made a part of this Notice. Only those persons who were stockholders of record at the close of business on May 5, 2000, will be entitled to notice of and to vote at this meeting. A copy of the Annual Report to Shareholders for the year ending December 25, 1999, also accompanies this Notice. You are cordially invited to attend the Annual Meeting.

                                              BY ORDER OF THE BOARD OF DIRECTORS




                                                              Clyde R. Lund, Jr.
                                                                       Secretary



Detroit Lakes, Minnesota
May 16, 2000

Shareholders, particularly those who do not expect to attend this meeting, are requested to specify their voting instructions, execute and date the enclosed form of Proxy and return it in the accompanying prepaid postage envelope. To avoid unnecessary expense to the Company, your cooperation is requested in mailing your Proxy, irrespective of how small or large your holding may be, at your earliest convenience. Shareholders who are present at the meeting may withdraw their Proxies and vote in person if they so desire.

                                 PROXY STATEMENT
                  ANNUAL MEETING OF SHAREHOLDERS JUNE 26, 2000

This proxy is furnished in connection with the solicitation by the Board of Directors of Dynamic Homes, Inc., (the "Company") of proxies to be voted at the Annual Meeting of Shareholders to be held on June 26, 2000, and at any adjournment thereof.

The accompanying proxy may be revoked at any time before it is exercised. Any shareholder giving a proxy pursuant to this statement may revoke such proxy prior to its exercise by any of the following means: (a) by delivering to the Secretary of the Company a written notice of revocation of the proxy; (b) by appearing at the Annual Meeting in person and indicating to the Secretary of the Company of the desire to vote their shares in person; or (c) by execution and filing with the Secretary of the Company a proxy dated subsequent to the proxy given pursuant hereto. Under applicable law, any proxy filed with the Secretary has the effect of revoking the proxy of a prior date given by the same shareholder.

The accompanying proxy confers discretionary authority to vote upon the following matters: (a) matters not now known which may be presented to the meeting; (b) approval of minutes of prior meeting but not ratification of any action previously taken; (c) election of other persons if any nominee named herein is unable to serve; (d) matters incident to the conduct of the meeting.

At the close of business on May 5, 2000, the record date for the Annual Meeting, there were outstanding and entitled to vote 2,240,850 common shares of the Company. Each shareholder is entitled to one vote for each share held of record on that date on all matters that are properly presented for action at the meeting. Cumulative voting is not available to shareholders of the Company. The Company has no other outstanding securities.

A copy of the Annual Report of the Company, including financial statements and a description of its operations for the year 1999 is enclosed herewith.

The principal executive offices of the Company are located at 525 Roosevelt Avenue, Detroit Lakes, Minnesota 56501. The approximate mailing date of this Proxy Statement and the accompanying proxy will be May 18,2000.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The following table sets forth the beneficial ownership of shares of the Company's Common Stock as of May 5, 2000, held by: (i) each person who is known to the Company to beneficially own more than five percent (5%) of the outstanding shares of the Company's Common Stock; (ii) each person who is a director or nominee for director; and (iii) all the Company's directors and officers as a group. Unless otherwise indicated, all shares are held with sole voting and investment power.

-----------------------------------------------------------------------------------------------

NAME                    ADDRESS                        SHARES OWNED (1)    PERCENT OF CLASS (1)
D. Raymond Madison      2116 Spruce Drive                  684,692 (2)            27.99
                        Brainerd MN 56401

Clyde R. Lund, Jr.      31338 Cty. Hwy. 54                  64,774                 2.65
                        Frazee MN 56544

Israel Mirviss          7300 Metro Boulevard                50,000                 2.04

                        Suite #500
                        Minneapolis MN 55439

Ronald L. Gustafson     4 White Birch Drive                 50,300                 2.05
                        Superior WI  54880

Peter K. Pichetti       8039 East Spirit Cove Drive         30,000                 1.23
                        Tower MN 55790

Lance G. Morgan         P.O. Box 390                           -0-                  -0-
                        Winnebago, NE 68071

All directors and       (8 persons)                        890,766                36.42
officers as a group

HCI Investment          One St. Augustine Drive            241,750 (3)             9.89
Company                 Highway 77
                        Winnebago NE 68071

(1) Under the rules of the Security and Exchange Commission, a person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date beneficial ownership is determined, upon the exercise of warrants or options. Each beneficial owner's percentage ownership is based upon 2,445,850 shares of the Company Common Stock issued and outstanding as of May 5, 2000, and is determined by assuming options or warrants that are held by such person (but not those held by any other person) and which are exercisable within 60 days of May 5, 2000, have been exercised. Amounts include shares of Common Stock subject to presently exercisable stock options, for 150,000 shares, with an exercise price of $2.3125 per share, granted to each of the following directors: 25,000 each to Clyde R. Lund, Jr., Israel Mirviss, Ronald L. Gustafson, Peter K. Pichetti and 50,000 to D. Raymond Madison, and all directors and officers as a group 155,000 shares.

(2) Mr. Madison and his wife share voting and investment power with respect to 86,309 shares of those shown on the table.

(3) Information as identified in Schedule 13D as filed by HCI Investment Company with Securities & Exchange Commission on December 15, 1997 and 13D/A filed on March 3, 1999.

ELECTION OF DIRECTORS

One of the purposes of the meeting is to elect six individuals as directors of the Company for one year terms. The Company's Board of Directors has nominated
D. Raymond Madison, Clyde R. Lund, Jr., Israel Mirviss, Ronald L. Gustafson, Peter K. Pichetti and Lance G. Morgan, to be elected as directors. All nominees are currently serving as directors. The accompanying proxy will be voted for the nominees named in the following table in the absence of an instruction on the proxy to the contrary. In the event any nominee for director declines or is unable to serve, it is intended either that the persons designated as proxies will vote for a substitute who will be designated by the Board of Directors, or that the authorized number of directors will be reduced accordingly by the Board. The Board of Directors expects that each nominee named in the following table will be available for election. The election of each nominee, as listed, requires the affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting.

INFORMATION ABOUT DIRECTORS

THE NAME, AGE AND PRINCIPAL OCCUPATION OR POSITION WITH RESPECT TO EACH PERSON WHO IS A DIRECTOR OR NOMINEE FOR DIRECTOR IS SET FORTH BELOW:

D. Raymond Madison, age 89, has been Chief Executive Officer of the Company from October, 1986 to March, 2000. Since 1978 Mr. Madison has also been Chairman of the Board of the Company. From 1970 to 1978 he was Treasurer of the Company. Mr. Madison has been President of Madison Properties, Inc., owner of four motels; and was Secretary of Brainerd Baxter Corporation (owner and operator of amusement park) from 1961 to December, 1982. He has served as a Director of the Company since its inception in 1970.

Israel Mirviss, age 72, is an attorney at law and has been engaged in private practice in Minneapolis, Minnesota since 1956. He has been general counsel to the Company since its inception in 1970. He has served as a Director of the Company since 1978.

Clyde R. Lund, Jr., age 71, was President of Rapid Building Systems, Inc., a wholly owned subsidiary of the Company (manufacturer of trusses) from 1987 to 1988. From 1973 to 1987 he owned and operated a real estate construction and development company. From 1970 to 1973 he was General Manager of the Company. From 1969 to 1970 he was General Manager of American Dyna Corporation which was the predecessor business of the Company. He has served as a Director of the Company since 1989.

Ronald L. Gustafson, age 52, has been owner and operator of Heritage Homes, Inc., (a residential and commercial construction company) since 1974 and part owner of Don Beam Homes, Inc. (a residential and commercial construction company) since March 1997. He has been a builder/dealer for the Company since 1976. He has served as a Director of the Company since 1989.

Peter K. Pichetti, age 54, from February 1993 to April 1998, he was President, Chief Executive Officer and Director of State Bank of Tower and Tower Bancshares, Inc., (a bank holding company) in Tower, Minnesota. He was Chief Financial Officer of Zenith Disposal, Inc., in Duluth, Minnesota from November, 1991, to February, 1993. From 1990 to November, 1991, he was President of Northland Business Credit. From October, 1989, to September, 1990, he was President and Chief Executive Officer of the St. Louis Bank of Savings in Duluth, Minnesota. From 1967 to 1990 Mr. Pichetti had been involved in the banking business in the Duluth/Superior area. He has served as a Director of the Company since 1991.

Lance G. Morgan, age 31, has been Chief Executive Officer of Ho-Chunk, Inc. since January 1995. From May, 1993 to 1995 he was an attorney in the Indian Law Department of Dorsey & Whitney. He is a graduate of Harvard Law School and the University of Nebraska, Lincoln. He has served as a director since June, 1999.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

During 1999 there were eleven meetings of the Board of Directors. No director attended fewer than seventy-five percent (75%) of the aggregate of (i) the total number of 1999 board meetings and (ii) the total number of meetings held by all committees of the board on which he served.

The standing committees of the Board of Directors include the Audit, Compensation, and Stock Option Committees.

The members of the Audit Committee are Messrs. Madison, Mirviss, Pichetti, and Morgan. The Audit Committee has the responsibility of reviewing the Company's financial results, the scope and results of audits and internal accounting controls. It also recommends the appointment of the Company's outside auditors. The Audit Committee met once during 1999.

The members of the Compensation Committee are Messrs. Clyde R. Lund, Jr., Peter
K. Pichetti, Ronald L. Gustafson, and D. Raymond Madison. The Compensation Committee held one joint meeting with the Board of Directors during 1999.

The entire Board of Directors serve as members of the Stock Option Committee. The Stock Option Committee has the responsibility of administering the Dynamic Homes, Inc., Stock Option plan as provided in that Plan. The Stock Option Committee met once during 1999.

DIRECTORS' FEES

The five directors who are not salaried officers will receive an annual retainer during 2000 of $1,000, for each meeting attended. During 1999 Israel Mirviss earned $11,000 for serving as a director, Ronald L. Gustafson earned $11,000 for serving as a director, Peter K. Pichetti earned $11,000 for serving as a director and Lance G. Morgan earned $ 5,000 for serving as a director. Periodically, members of the Board of Directors may also be asked to perform consulting services for the Company. During 1999, Clyde R. Lund Jr. earned $87.00 in consulting fees.

Each such director is also reimbursed for traveling expenses incurred by reason of attendance at board meetings and at committee meetings that are held on a different day from the board meeting. The Company's general counsel, who is a director, receives compensation on an hourly basis for legal services performed for the Company.

For 2000, Clyde R. Lund, Jr., who is a salaried officer will receive a base salary of $12,000. D. Raymond Madison, Chairman of the Board of Directors received a base salary of $36,000 until February 29, 2000; as of March 1, 2000, he will receive $ 1,000 for each meeting of the board of directors attended.

COMPENSATION OF EXECUTIVE OFFICERS

The following table sets forth the cash compensation paid by the Company to the Chairman of the Board of Directors and Chief Executive Officer. None of the Company's executive officers' cash compensation exceeded $100,000 for services in all capacities to the Company during the year ended December 25, 1999.

NAME OF INDIVIDUAL OR IDENTITY OF GROUP      CAPACITIES IN WHICH SERVED                COMPENSATION
---------------------------------------------------------------------------------------------------
D. Raymond Madison                           Chairman of the Board of Directors and     $36,000
                                             Chief Executive Officer until
                                             February 29,2000

Scott D. Lindemann                           President and CEO since                    $75,000
                                             March 1, 2000

                COMPLIANCE WITH EXCHANGE ACT FILING REQUIREMENTS

This Company believes that during the past two fiscal years, all reports required to be filed by its officers, directors and greater than ten percent (10%) beneficial shareholders under Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), were timely filed.

EXECUTIVE OFFICERS

The following table sets forth the name, age, position held and the business experience for the past five years of each executive officer, other than director nominees.

NAME                     AGE        POSITION AND BUSINESS EXPERIENCE

Scott D. Lindeman        42         Chief Executive Officer of the Company since
                                    March, 2000; President of the Company since
                                    November, 1999; Director of Finance of the
                                    Company since June, 1998; Controller of
                                    Wil-Rich, Inc., a manufacturer of farm
                                    equipment, from May, 1996 to June, 1998;
                                    General Manager of Administration and
                                    Finance for AGSCO, Inc., an agricultural chemical manufacturer, from September, 1993 to December, 1995; Mr. Lindemann worked in a number of capacities for several divisions of Mycogen Plant Sciences from November,
                                    1984 to September, 1993 including General
                                    Manager of Administration for its seed
                                    division in Ames, Iowa. Prior to that Mr.
                                    Lindemann worked for Charles Bailly &
                                    Company from August, 1980 until September,
                                    1983.

Eldon Matz               59         Treasurer of the company since June, 1997;
                                    Controller and Assistant Treasurer of the Company since January, 1992; Controller of the Company since October, 1985. Mr. Matz was involved in several capacities relating to the finance and accounting areas of the Company.

INTEREST OF MANAGEMENT IN CERTAIN TRANSACTIONS

There has not been any transaction to which the Company was or is to be a party, in which any of the following persons had or is to have a material interest, any director or officer of the Company, any nominee for election as a director, any five percent (5%) or more shareholder, or any associate of any of the foregoing, except as follows: It is the Company policy to permit its employees, including directors and officers, to purchase houses and materials at varying discounts. Certain officers and directors have made purchases from the Company during the past fiscal year in accordance with this policy. The total of purchases by all officers and directors, excluding Ronald L. Gustafson, was approximately $2,520.00 Ronald L. Gustafson is the owner of Heritage Homes, Inc., which is a dealer of the Company. Heritage Homes, Inc.'s total purchases from the Company in 1999 were $1,094,607. Said purchases were made at customary company dealer prices. In March of 1997, Ronald L. Gustafson purchased 50% of the stock of Don Bean Homes, Inc., which is a dealer of the Company located in Moose Lake, Minnesota. During 1999, Don Bean Homes, Inc., had total purchases from the Company in the amount of $906,707 . Said purchases were made at customary dealer prices.

PROPOSAL TO RATIFY APPOINTMENT OF PRINCIPAL INDEPENDENT ACCOUNTANTS

The Board of Directors, on the recommendation of the Audit Committee, has appointed the firm of Eide Bailly, LLP, as principal independent accountants for the Company for the year 2000. This appointment will be submitted to the shareholders for ratification. Representatives of Eide Bailly, LLP, will be present at the meeting and available to respond on appropriate questions. Eide Bailly, LLP, and predecessor firms have served as principal independent accountants for the Company since 1982.

The Board of Directors, on the recommendation of the Audit Committee, has approved the services provided by Eide Bailly, LLP during the year ended December 25, 1999, and has also approved the proposed professional services for which the Company may retain Eide Bailly, LLP, during 2000. As part of such approval process, the

Board of Directors, upon recommendation of the Audit Committee, concluded that the performance of such services, including non-audit services, would not impair the independence of Eide Bailly, LLP, as principal independent accountants for the Company. The Board of Directors recommends that the shareholders vote FOR ratification of the appointment of Eide Bailly, LLP, as principal independent accountants for the Company.

The affirmative vote of the majority of the outstanding shares of capital stock of the Company is required to ratify the appointment of Eide Bailly, LLP, as principal accountants for the Company for the year 2000.

SHAREHOLDERS PROPOSALS

Shareholders desiring to submit a proposal for inclusion in the Company's proxy statement for consideration at the Company's next Annual Meeting of Shareholders in accordance with Regulation 14A of the General Rules and Regulations under the 1934 Securities Exchange Act should furnish the proposal in writing on or before January 31, 2001, to the attention of D. Raymond Madison, Chairman of the Board of Directors, Dynamic Homes, Inc., 525 Roosevelt Avenue, Detroit Lakes, Minnesota 56501.

OTHER MATTERS

As of the date of this Proxy Statement, the management of the company has no knowledge of any matters to be presented for consideration at the meeting other than those referred to in this Proxy Statement. If any of the matters properly come before the meeting, the accompanying proxy confers discretionary authority with respect to such matters, and the persons named in the accompanying form of proxy intend to vote such proxy to the extent entitled in accordance with their best judgment. All expenses in connection with solicitation of proxies will be borne by the Company. The Company does not expect to pay any compensation for solicitation of proxies but may pay brokers, nominees, fiduciaries or other custodians their reasonable expenses for sending proxy material to, and obtaining instructions from, persons for whom they hold stock of the Company. The Company expects to solicit proxies by mail, but directors, officers and regular employees of the Company may also solicit in person, by telephone or by telegraph.

Whether or not you plan to attend this meeting, please date, sign and return the enclosed proxy at your earliest convenience in the enclosed envelope.


                                              BY ORDER OF THE BOARD OF DIRECTORS




                                                              Clyde R. Lund, Jr.
                                                                       Secretary

May 18, 2000

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 25, 1999, PREVIOUSLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, WILL BE FURNISHED WITHOUT CHARGE TO ANY BENEFICIAL OWNER OF THE COMPANY'S SHARES UPON WRITTEN REQUEST OF SUCH OWNER. SUCH WRITTEN REQUESTS ARE TO BE DIRECTED TO: ELDON MATZ, CONTROLLER, DYNAMIC HOMES, INC., 525 ROOSEVELT AVENUE, DETROIT LAKES, MINNESOTA 56501.

                          THIS PAGE INTENTIONALLY BLANK

Dynamic Homes, Inc. Proxy     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
                              OF DIRECTORS.

                              The undersigned, revoking all prior proxies, hereby appoints D. Raymond Madison and Clyde R. Lund, Jr., as Proxies, each with the power to appoint his substitute and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Dynamic Homes, Inc., (the "Company") held on record by the undersigned on May 5, 2000, at the annual meeting of shareholders to be held on June 26, 2000, or any adjournment thereof, on the following matters:

1.  ELECTION OF DIRECTORS

[ ]     FOR all nominees listed below       WITHHOLD AUTHORITY
        (EXCEPT AS MARKED TO THE CONTRARY   TO VOTE FOR NOMINEES AS LISTED BELOW
        BELOW)

             D. RAYMOND MADISON, CLYDE R. LUND, JR., ISRAEL MIRVISS, PETER K. PICHETTI, RONALD L. GUSTAFSON AND LANCE G. MORGAN


         (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
               NOMINEE(S), WRITE THAT NOMINEE'S NAME IN THE SPACE
                                PROVIDED BELOW.)

-----------------------------------------------------------------------

-----------------------------------------------------------------------

2. PROPOSAL TO RATIFY THE APPOINTMENT OF EIDE BAILLY, LLP, as the independent public accountants of the Company for the fiscal year ending December 30, 2000

          [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting in accordance with the enclosed Proxy Statement. This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for proposals 1 and 2. Please sign exactly as name appears below. When shares are held by joint tenants, both should sign.

                              When signing as attorney, as executor,
                              administrator, trustee or guardian, please give full titles as such. If a corporation, please sign in full corporate name by President or other authorized officer, if a partnership, please sign in partnership name by authorized person.

DATED:               , 2000
      ---------------

                              --------------------------------------------------
                              SIGNED
PLEASE MARK, SIGN, DATE AND
RETURN THE PROXY PROMPTLY     --------------------------------------------------
USING THE ENCLOSED ENVELOPE   Signature if held jointly


                                       2